UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2025

USIO, INC.
(Exact name of registrant as specified in its charter)
Nevada	000-30152	98-0190072
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3611 Paesanos Parkway, Suite 300, San Antonio, TX	78231
(Address of principal executive offices)	(Zip Code)

(210) 249-4100
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	USIO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 10, 2025, we held our Annual Meeting of Stockholders. Proxies were solicited pursuant to our definitive proxy statement filed on April 30, 2025, with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934.

The number of shares of our common stock entitled to vote at the annual meeting was 26,789,191. The holders of 18,903,187 shares of common stock were present or represented by valid proxy at the annual meeting, of which 4,887,133 were broker non-votes. Each share of common stock was entitled to one vote with respect to matters submitted to our stockholders at the annual meeting. At the annual meeting, our stockholders voted on the matters set forth below.

Proposal 1 –Election of Class IIDirector: Elizabeth Michelle Miller to serve until the 2028 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

Elizabeth Miller was duly elected as our Class II director. The result of the election was as follows:

NOMINEE	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
Elizabeth Michelle Miller	12,534,631	0	1,481,423	4,887,133

Proposal 2 – Advisory Vote on Executive Compensation

Our stockholders voted upon and approved, by non-binding advisory vote, the compensation of our named executive officers for the year ended December 31, 2024, as described in our proxy statement. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,029,619	1,021,708	964,727	4,887,133

Proposal 3 – Approve the 2025 Comprehensive Equity Incentive Plan

Our stockholders voted upon and approved the 2025 Comprehensive Equity Incentive Plan, as described in our proxy statement. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
11,246,673	2,206,436	562,945

Proposal 4 – Ratification of the Appointment of Independent Registered Public Accounting Firm

Our stockholders voted upon and approved the ratification of the appointment of PKF (Pannell Kerr Forster) of Texas, P.C., to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
17,435,039	529,094	939,054

Item 7.01	Regulation FD Disclosure

The presentation delivered at our 2025 annual meeting of stockholders is attached as Exhibit 99.1.

The information in Exhibit 99.1 is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of the Section. The information in this Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

This report (including Exhibit 99.1) contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions, or any other statements related to our future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our Annual Report on Form 10-K and in other documents that we file from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

Item 9.01	Financial Statements and Exhibits.

99.1	Usio, Inc. Presentation for 2025 Annual Meeting of Shareholders on June 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2025	USIO, INC. By: /s/ Louis A. Hoch Name: Louis A. Hoch Title: Chief Executive Officer and Chairman of the Board